IVY FUNDS
Delaware Ivy Municipal Bond Fund
Delaware Ivy Municipal High Income Fund
Delaware Ivy California Municipal High Income Fund
Delaware Ivy Corporate Bond Fund
Delaware Ivy Crossover Credit Fund
Delaware Ivy Limited-Term Bond Fund
Delaware Ivy Strategic Income Fund

(each a “Fund” and together, the “Funds”)

Supplement to the Funds’ Summary and Statutory Prospectuses and
Statements of Additional Information

At the Joint Special Shareholder Meetings held on June 27, 2023, Fund shareholders (except those for which the Joint Special Shareholder Meetings have been adjourned as noted below) approved the agreement and plan of reorganization (each, a “Reorganization” and together, the “Reorganizations”) between each Fund (referred to in the table below as an “Acquired Fund”) and another Delaware Fund by Macquarie® as shown in the table below (each, an “Acquiring Fund”):

Acquired Funds/Classes	Acquiring Funds/Classes
Delaware Ivy Municipal Bond Fund, a series of Ivy Funds	Delaware Tax-Free USA Fund, a series of Delaware Group® Tax-Free Fund
Class A	Class A
Class C	Class C
Class I	Institutional Class
Class R6	Institutional Class
Delaware Ivy California Municipal High Income Fund, a series of Ivy Funds	Delaware Tax-Free California Fund, a series of Voyageur Mutual Funds
Class A	Class A
Class C	Class C
Class I	Institutional Class
Class Y	Class A
Delaware Ivy Crossover Credit Fund, a series of Ivy Funds	Delaware Corporate Bond Fund, a series of Delaware Group Income Funds
Class A	Class A
Class I	Institutional Class
Class Y	Class A

For the Funds listed above, each Reorganization provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Fund by its respective Acquiring Fund in exchange for shares of such Acquiring Fund; (b) the distribution of such shares to the shareholders of the corresponding Fund; and (c) the liquidation and termination of such Fund.

The Reorganizations will take place at the close of business on or about September 15, 2023 (Reorganization Date).

The applicable Funds will continue to accept purchases from both new and existing shareholders until close of business on one week before the Reorganization Date. Reinvested dividends and capital gains may continue until the Reorganization Date.

Prior to the closing of each Reorganization, each Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the Reorganization Date.

Shareholders will be permitted to exchange their shares for the same share class of any of the other Delaware Funds prior to the applicable Fund’s Reorganization Date. Any exchange would be made at the current net asset value of the applicable Fund and the selected Delaware Fund.

The Joint Special Shareholder Meetings for Delaware Ivy Corporate Bond Fund, Delaware Ivy Limited-Term Bond Fund, Delaware Ivy Municipal High Income Fund, and Delaware Ivy Strategic Income Fund have been adjourned to August 10, 2023.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated June 27, 2023.